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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2001

STARBUCKS CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-20322 (Commission File Number)	91-1325671 (I.R.S. Employer Identification No.)

2401 Utah Avenue South
Seattle, Washington 98134
(Address of principal executive offices, including zip code)

(206) 447-1575
(Registrants’ telephone number, including area code)

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Item 5. Other Events
SIGNATURES
EXHIBIT 99

Item 5. Other Events

     Attached hereto as Exhibit No. 99 and incorporated herein by reference, is the text of a press release of Starbucks Corporation dated September 17, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starbucks Corporation (Registrant)

Dated: September 17, 2001	/s/ Michael Casey

By: Michael Casey executive vice president, chief financial officer and chief administrative officer

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